UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2010

GENCO SHIPPING & TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

The following exhibits are filed with this Current Report: (1) the Master Agreement, dated June 24, 2010, among Bourbon SA, Genco Shipping & Trading Limited (“Genco”), and the Sellers named therein; (2) Memoranda of Agreement, dated June 3, 2010, between Genco and affiliates of Metrostar Management Corporation; (3) Memoranda of Agreement, dated June 28, between Genco and affiliates of Maritime Equity Partners, LLC; and (4) certain information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 and Exhibit 99.2 to this Current Report).

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Master Agreement, dated June 24, 2010, among Bourbon SA, Genco, and the Sellers named therein.

10.2	Memorandum of Agreement, dated June 3, 2010, between Hesperos Holdings S.A. and Genco.

10.3	Memorandum of Agreement, dated June 3, 2010, between Princeton Shipholding S.A. and Genco.

10.4	Memorandum of Agreement, dated June 3, 2010, between Sillem Shipholding Limited and Genco.

10.5	Memorandum of Agreement, dated June 3, 2010, between Vanderlin Maritime Inc. and Genco.

10.6	Memorandum of Agreement, dated June 3, 2010, between Seafarer Shipping & Trading Company and Genco.

10.7	Memorandum of Agreement, dated June 28, 2010, between Genco Diocletian Limited and Melos LLC.

10.8	Memorandum of Agreement, dated June 28, 2010, between Genco Diocletian Limited and Massallia LLC.

10.9	Memorandum of Agreement, dated June 28, 2010, between Genco Diocletian Limited and Mycenae LLC.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement in respect of the offering of Notes.

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement in respect of the offering of Common Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: July 21, 2010

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Agreement, dated June 24, 2010, among Bourbon SA, Genco, and the Sellers named therein.

10.2	Memorandum of Agreement, dated June 3, 2010, between Hesperos Holdings S.A. and Genco.

10.3	Memorandum of Agreement, dated June 3, 2010, between Princeton Shipholding S.A. and Genco.

10.4	Memorandum of Agreement, dated June 3, 2010, between Sillem Shipholding Limited and Genco.

10.5	Memorandum of Agreement, dated June 3, 2010, between Vanderlin Maritime Inc. and Genco.

10.6	Memorandum of Agreement, dated June 3, 2010, between Seafarer Shipping & Trading Company and Genco.

10.7	Memorandum of Agreement, dated June 28, 2010, between Genco Diocletian Limited and Melos LLC.

10.8	Memorandum of Agreement, dated June 28, 2010, between Genco Diocletian Limited and Massallia LLC.

10.9	Memorandum of Agreement, dated June 28, 2010, between Genco Diocletian Limited and Mycenae LLC.

99.1	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement in respect of the offering of Notes.

99.2	Information relating to Part II, Item 14. “Other Expenses of Issuance and Distribution” of the Registration Statement in respect of the offering of Common Stock.